PRICEWATERHOUSECOOPERS [Graphic Omitted]
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                                                   PricewaterhouseCoopers LLP
                                                   1177 Avenue of the Americas
                                                   New York, NY 10036
                                                   Telephone (212) 596 8000
                                                   Facsimile (212) 596 8910


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 1999, relating to the financial statements, which appears in The Chase Manhattan corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/  PRICEWATERHOUSECOOPERS LLP
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New York, NY
December 14, 1999